UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 9, 2008

AVANT IMMUNOTHERAPEUTICS, INC.

(Exact name of registrant as specified in charter)

Delaware	0-15006	13-3191702
(State or other jurisdiction	(Commission file number)	(IRS employer
of incorporation)		identification no.)

119 Fourth Avenue

Needham, Massachusetts  02494-2725

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:

(781) 433-0771

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01-Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 8, 2008 AVANT Immunotherapeutics, Inc. (“AVANT”) received a letter from the Staff of the Nasdaq Stock Market (“Nasdaq”) indicating that the registrant had failed to regain compliance with Nasdaq’s minimum bid price requirement of $1.00 per share for continued listing of the registrant’s common stock on the Nasdaq Capital Market as set forth in Marketplace rule 4310(c)(4) (the “Staff Determination”).  As a result, the registrant’s common stock is subject to be delisted from the Nasdaq Capital Market on January 17, 2008.  The registrant will request a hearing before a Nasdaq Listing Qualifications Panel (the “Panel”) to review the Staff Determination. The hearing process will stay the delisting of the registrant’s common stock from the Nasdaq Capital Market pending the decision of the Panel.  There can be no assurance that the Panel will reverse the Staff Determination.

AVANT previously announced that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Celldex Therapeutics, Inc., a Delaware corporation (“Celldex”), and Callisto Merger Corporation, a Delaware corporation and wholly-owned subsidiary of AVANT (“Merger Sub”) and that, in connection with the merger, AVANT will file with the Securities Exchange Commission (the “SEC”) a combined registration statement and proxy statement on Form S-4 in which it will propose, among other things, an amendment to its charter to effect a reverse stock split.  Historically Panels have generally viewed a near-term reverse stock split as the only definitive plan acceptable to resolve a bid price deficiency.

If the Panel does not reverse the Staff Determination, the registrant’s common stock shall be delisted from the Nasdaq Capital Market .  Following such delisting, AVANT’s common stock could be eligible to trade on the OTC Bulletin Board or in the “Pink Sheets,” if a market maker made an application to register in and quote AVANT’s common stock in accordance with SEC Rule 15c-11 and such application was cleared.  It is a condition to the closing of the merger that AVANT is listed on Nasdaq.

AVANT issued a press release to announce the Staff Determination, a copy of which is attached hereto as Exhibit 99.1.

Information contained herein, including the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

AVANT intends to file a Proxy Statement/Registration Statement of Form S-4 with the SEC with respect to the shares of common stock it will issue in the merger.  Investors and security holders are advised to read the proxy statement/prospectus (including any amendments or supplements thereto) regarding the proposed merger when it becomes available because it contains important information about AVANT, Celldex and the proposed transaction and other related matters.  The proxy statement/prospectus will be sent to stockholders of AVANT seeking their approval of the proposed transaction.  Investors and security holders may obtain a free copy of the proxy statement/prospectus and any amendments or supplements thereto (when they are available) and other documents filed by AVANT at the Securities and Exchange Commission’s web site at www.sec.gov.  The proxy statement/prospectus and such other documents may also be obtained for free by directing such request to AVANT Immunotherapeutics, Inc. 119 Fourth

Avenue, Needham, Massachusetts 02494,  Attn: Una Ryan/Avery “Chip” Catlin, tel: (781) 433-0771; e-mail: info@avantimmune.com

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are typically preceded by words such as “believes,” “ expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions. These forward-looking statements are subject to risks and uncertainties that may cause actual future experience and results to differ materially from those discussed in these forward-looking statements. Important factors that might cause such a difference include, but are not limited to, costs related to the merger, failure of Celldex’s stockholders to approve the merger; AVANT’s or Celldex’s inability to satisfy the conditions of the merger; AVANT’s inability to maintain its NASDAQ listing; the risk that AVANT’s and Celldex’s businesses will not be integrated successfully; the combined company’s inability to further identify, develop and achieve commercial success for new products and technologies; the possibility of delays in the research and development necessary to select drug development candidates and delays in clinical trials; the risk that clinical trials may not result in marketable products; the risk that the combined company may be unable to successfully secure regulatory approval of and market its drug candidates; the risks associated with reliance on outside financing to meet capital requirements; risks associated with Celldex’s new and uncertain technology; risks of the development of competing systems; risks related to the combined company’s ability to protect its proprietary technologies; risks related to patent-infringement claims; risks of new, changing and competitive technologies and regulations in the U.S. and internationally; and other events and factors disclosed previously and from time to time in AVANT’s filings with the Securities and exchange Commission, including AVANT’s Annual Report on Form 10-K for the year ended December 31, 2006. The Companies do not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed merger of AVANT  and Celldex.  In connection with the proposed merger, AVANT and Celldex intend to file relevant materials with the SEC, including AVANT’s Proxy Statement/Registration Statement on Form S-4. SHAREHOLDERS OF AVANT ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING AVANT’S PROXY STATEMENT/REGISTRATION STATEMENT ON FORM S-4, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, and AVANT shareholders will receive information at an appropriate time on how to obtain transaction-related documents for free from AVANT. Such documents are not currently available.

The directors and executive officers of AVANT and Celldex  may be deemed to be participants in the solicitation of proxies from the holders of AVANT common stock in respect of the proposed transaction.  Information about the directors and executive officers of AVANT is set forth in the proxy statement for AVANT’s most recent 10-K, which was filed with the SEC on March 16, 2007. Investors may obtain additional information regarding the interest of AVANT and its directors and executive officers, and Celldex and its directors and executive officers in the proposed transaction by reading the proxy statement regarding the acquisition when it becomes available.

Item 9.01.  Financial Statements and Exhibits.

     (d) Exhibits

Exhibit Number	Description of Exhibit

99.1	AVANT Immunotherapeutics, Inc. Press Release, dated January 9, 2008

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AVANT IMMUNOTHERAPEUTICS, INC.

Dated: January 9, 2008	By:	/s/ Avery W. Catlin
Avery W. Catlin
		Title:	Senior Vice President and Chief Financial Officer